APPLESEED FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)

Common Stocks — 76.95%	Shares	Fair Value

France — 4.37%
Transportation — 4.37%
Bollore S.A.	1,400,000	$4,398,696

Total France		4,398,696

Germany — 2.43%
Consumer Discretionary — 2.43%
Continental AG	25,000	2,448,590

Total Germany		2,448,590

Israel — 6.79%
Information Technology — 6.79%
Ituran Location and Control Ltd.	170,000	2,723,400
Silicom Ltd.(a)(b)	112,000	4,110,400
		6,833,800
Total Israel		6,833,800

Japan — 3.43%
Consumer Discretionary — 3.43%
Sony Corporation - ADR	50,000	3,456,500

Total Japan		3,456,500

Russia — 7.56%
Financials — 7.56%
Moscow Exchange MICEX-RTS PJSC	2,000,000	3,181,073
Sberbank of Russia PJSC - ADR	200,000	2,268,000
Sberbank of Russia PJSC - ADR	190,000	2,162,200
		7,611,273
Total Russia		7,611,273

South Korea — 12.45%
Communication Services — 4.42%
SK Telecom Company Ltd. - ADR	230,000	4,443,600

See accompanying notes which are an integral part of this schedule of investments.

APPLESEED FUND
SCHEDULE OF INVESTMENTS - continued
June 30, 2020 (Unaudited)

South Korea — 12.44% (continued)	Shares	Fair Value
Consumer Discretionary — 2.56%
Hyundai Home Shopping Network Corporation	48,358	$2,579,695

Information Technology — 5.47%
Samsung Electronics Company Ltd.	125,000	5,501,284

Total South Korea		12,524,579

United Kingdom — 2.74%
Health Care — 2.74%
Urovant Sciences Ltd.(a)	280,000	2,755,200

Total United Kingdom		2,755,200

United States — 37.18%
Communication Services — 2.82%
Alphabet, Inc., Class A(a)	2,000	2,836,100

Financials — 10.31%
Air Lease Corporation	110,000	3,221,900
Annaly Capital Management, Inc.	525,000	3,444,000
Evercore, Inc., Class A	63,000	3,711,959
		10,377,859
Health Care — 4.68%
Heron Therapeutics, Inc.(a)	320,000	4,707,200

Industrials — 5.63%
Hudson Technologies, Inc.(a)	690,000	696,900
Titan International, Inc.	280,000	408,800
TPI Composites, Inc.(a)	195,000	4,557,150
		5,662,850
Materials — 3.61%
Mosaic Company (The)	290,000	3,627,900

Pharmaceuticals — 6.53%
Ardelyx, Inc.(a)	950,000	6,574,000

See accompanying notes which are an integral part of this schedule of investments.

APPLESEED FUND
SCHEDULE OF INVESTMENTS - continued
June 30, 2020 (Unaudited)

United States — 37.18% (continued)	Shares	Fair Value
Real Estate — 3.60%
Jones Lang LaSalle, Inc.	35,000	$3,621,100

Total United States		37,407,009

TOTAL COMMON STOCKS
(Cost $78,840,801)		77,435,647

Closed-End Funds - 8.53%

Sprott Physical Gold Trust (Canada)(a)	600,000	8,586,000
TOTAL CLOSED-END FUNDS
(Cost $5,882,283)		8,586,000

Exchange-Traded Funds - 3.53%

Perth Mint Physical Gold ETF	200,000	3,556,000
TOTAL EXCHANGE-TRADED FUNDS
(Cost $3,411,108)		3,556,000

Corporate Bonds — 2.80%	Principal Amount
Calvert Impact Capital, Inc., 1.50%, 2/15/2021(b)	$100,000	100,000
Spirit Airlines, Inc., 4.75%, 5/15/2025	1,800,000	2,712,787

TOTAL CORPORATE BONDS
(Cost $1,886,821)		2,812,787

Certificates of Deposit — 2.04%
Community Bank, 1.85%, 10/15/2020(c)	1,054,964	1,054,964
Community Development Bank, 0.35%, 9/8/2020	250,000	250,000
Self-Help Federal Credit Union, 0.25%, 7/16/2020	250,000	250,000
Self-Help Federal Credit Union, 0.25%, 8/28/2020	250,000	250,000
Spring Bank, 1.00%, 3/29/2021	250,000	250,000

TOTAL CERTIFICATES OF DEPOSIT
(Cost $2,054,964)		2,054,964

Money Market Funds - 5.55%	Shares
Federated Hermes Government Obligations Fund, Institutional Class, 0.07%(d)	5,584,705	5,584,705

See accompanying notes which are an integral part of this schedule of investments.

APPLESEED FUND
SCHEDULE OF INVESTMENTS - continued
June 30, 2020 (Unaudited)

Money Market Funds - 5.55% - continued	Fair Value

TOTAL MONEY MARKET FUNDS
(Cost $5,584,705)	$5,584,705

Total Investments — 99.40%
(Cost $97,660,682)	100,030,103

Other Assets in Excess of Liabilities — 0.60%	603,828

Net Assets — 100.00%	$100,633,931

(a)	Non-income producing security.
(b)	Illiquid security. The total fair value of these securities as of June 30, 2020 was $4,210,400, representing 4.18% of net assets.
(c)	Certificates of Deposit purchased through Certificate of Deposit Account Registry Service ("CDARS"). Deposits occur in increments below the standard Federal Deposit Insurance Corporation ("FDIC") insurance maximum so that both principal and interest are FDIC Insured.
(d)	Rate disclosed is the seven day effective yield as of June 30, 2020.

ADR	- American Depositary Receipt.

As of June 30, 2020, the net unrealized appreciation (depreciation) of investments for federal income tax purposes was as follows:

Gross unrealized appreciation	$10,139,301
Gross unrealized depreciation	(11,966,193)
Net unrealized appreciation/(depreciation) on investments	$(1,826,892)
Tax cost of investments	$101,856,995

See accompanying notes which are an integral part of this schedule of investments.

Appleseed Fund

Related Notes to the Schedule of Investments

June 30, 2020

(Unaudited)

The Appleseed Fund (the “Fund”) is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (“REITS”) and distributions from Limited Partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITs, which may include return of capital, during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Securities Valuation and Fair Value Measurements – Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date
•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board of Trustees (the “Board”). Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Appleseed Fund

Related Notes to the Schedule of Investments - continued

June 30, 2020

(Unaudited)

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

Debt securities are valued by using the mean between the closing bid and asked prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Certificates of deposit are priced at their original cost, which approximates their fair value, through maturity date. These securities will be classified as Level 2 securities.

Option contracts are generally traded on an exchange and are generally valued at the last trade price, as provided by a pricing service. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. The option contracts will generally be categorized as Level 1 securities unless the market is considered inactive or the absence of a last bid or ask price, in which case, they will be categorized as Level 2 securities.

Futures contracts that the Fund invests in are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, Pekin Hardy Strauss, Inc. (the “Adviser”) is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used in valuing the Fund’s investments as of June 30, 2020:

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$77,435,647	$-	$-	$77,435,647
Closed-End Funds	8,586,000	-	-	8,586,000
Exchange-Traded Funds	3,556,000	-	-	3,556,000
Corporate Bonds	-	2,812,787	-	2,812,787
Certificates of Deposit	-	2,054,964	-	2,054,964
Money Market Funds	5,584,705	-	-	5,584,705
Total	$95,162,352	$4,867,751	$-	$100,030,103

(a)	Refer to Schedule of Investments for sector classifications.

Appleseed Fund

Related Notes to the Schedule of Investments - continued

June 30, 2020

(Unaudited)

The Fund did not hold any investments during the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.